Exhibit 99.2

THIS FIRST AMENDING AGREEMENT is made as of the 10th day of March, 2005

BETWEEN:

SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE

FABRICATION SMTC DU CANADA

as Canadian Borrower

- and -

CONGRESS FINANCIAL CORPORATION (CANADA)

as Lender

WHEREAS Canadian Borrower and Lender entered into a loan agreement dated June 1, 2004 (the “Loan Agreement”) pursuant to which certain credit facilities were established in favour of Canadian Borrower;

AND WHEREAS the parties hereto wish to amend certain terms and conditions of the Loan Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree to amend the Loan Agreement as provided herein:

Section 1 General

In this First Amending Agreement, unless otherwise defined or the context otherwise requires, all capitalized terms shall have the respective meanings specified in the Loan Agreement.

Section 2 To be Read with Loan Agreement

This First Amending Agreement is an amendment to the Loan Agreement. Unless the context of this First Amending Agreement otherwise requires, the Loan Agreement and this First Amending Agreement shall be read together and shall have effect as if the provisions of the Loan Agreement and this First Amending Agreement were contained in one agreement. The term “Agreement” when used in the Loan Agreement means the Loan Agreement as amended by this First Amending Agreement, together with all amendments, modifications, supplements, extensions, renewals, restatements, replacements and novations thereof from time to time.

Section 3 No Novations

Nothing in this First Amending Agreement, nor in the Loan Agreement when read together with this First Amending Agreement, shall constitute a novation, payment, re-advance or reduction or termination in respect of any Obligations.

Section 4 Amendments to Loan Agreement

(a)	Page vi entitled “Index to Exhibits and Schedules” of the Loan Agreement is amended by adding the following:

“Schedule 6.3 Form of Cash Dominion and Control Release Notice”

(b)	Section 1 (“Definitions”) of the Loan Agreement is amended by adding the following definition in its proper alphabetical order:

“1.7A “Blocked Account Agreement”

“Blocked Account Agreement” shall have the meaning set forth in Section 6.3(a) hereof.”

(c)	Section 1 (“Definitions”) of the Loan Agreement is amended by adding the following definition in its proper alphabetical order:

“1.83A “Suspension”

“Suspension” shall have the meaning set forth in Section 6.3(b) hereof.”

(d)	Section 6.3 (“Collection of Accounts”) of the Loan Agreement is hereby deleted and replaced with the following:

“6.3 Collection of Accounts

(a)

Canadian Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, “Blocked Accounts”) as Lender may specify, and Lender may establish and maintain bank accounts of Lender (“Payment Accounts”) in each case with such banks as are acceptable to Lender into which Canadian Borrower shall, in accordance with Lender’s instructions, promptly deposit, and direct its account debtors that remit payments by electronic funds transfers to directly remit, all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, cheque or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement (each, a “Blocked Account Agreement”), in form and substance satisfactory to Lender, acting reasonably, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the depository bank has no Lien upon, or right to set-off against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to the Payment Accounts or such other bank account of Lender as Lender may from time to time designate for such purpose. Canadian Borrower agrees that all payments made to such Blocked Accounts or Payment Accounts or other funds received and collected by Lender, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise, shall be the property of Lender.

(b)	Notwithstanding Section 6.3(a) above, Lender, at the request of Canadian Borrower, shall provide Canadian Borrower and its Subsidiaries (if applicable) with dominion and control over the Blocked Accounts (and other accounts of such Subsidiaries, if applicable) by suspending (the “Suspension”) the operation of certain provisions of such Blocked Account Agreements by executing and delivering a notice (each, a “Cash Dominion and Control Release Notice”), in substantially the form attached as Schedule 6.3 hereto and in form and substance satisfactory to Lender, to the banks party to such Blocked Account Agreements provided:

(i)	Canadian Borrower pays Lender an account dominion and control release fee of US$350,000, which shall be fully earned as of and payable on the date of each such request and payment of such fee by Canadian Borrower shall be deemed to be payment by US Borrowers of the same fee set out in Section 6.3(b) of the US Loan Agreement;

(ii)	during the Suspension, the amount of Total Excess Availability is not less than the greater of (A) US$2,500,000 or (B) twenty-five (25%) percent of the sum of the then outstanding and unpaid Revolving Loans and Revolving Loans (as defined in the US Loan Agreement), in either case, for a period in excess of three (3) Business Days; and

(iii)	the applicable Interest Rate payable by Canadian Borrower to Lender shall be increased by one (1%) percent.

Canadian Borrower and Lender agree that the Suspension shall be in effect (A) upon execution and delivery of the applicable Cash Dominion and Control Release Notice by Lender and the applicable bank and (B) only so long as (1) the Total Excess Availability test set out in subparagraph (b)(ii) immediately above is satisfied and (2) no Event of Default exists or has occurred and is continuing. For greater certainty, Canadian Borrower acknowledges and agrees that any Suspension shall immediately be terminated, and Lender shall immediately have dominion and control over the Blocked Accounts pursuant to the Blocked Account Agreements, at any time that the Total Excess Availability test set out in subparagraph (b)(ii) immediately above is not satisfied or an Event of Default exists or has occurred and is continuing and Lender may, but shall not be obligated, to provide notice to the bank party to the applicable Blocked Account Agreement notifying it of the termination of the Suspension.

(c)	For purposes of calculating the amount of the Loans available to Canadian Borrower, such payments referred to in Section 6.3(a) above will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Lender of immediately available funds in the Payment Account provided such payments and notice thereof are received in accordance with Lender’s usual and customary practices as in effect from time to time and within sufficient time to credit Canadian Borrower’s loan account on such day, and if not, then on the next Business Day. For the purposes of calculating interest on the Obligations, such payments or other funds received will be applied (conditional upon final collection) to the Obligations on the date of receipt of immediately available funds by Lender in the Payment Account provided such payments or other funds and notice thereof are received in accordance with Lender’s usual and customary practices as in effect from time to time and within sufficient time to credit Canadian Borrower’s loan account on such day, and if not, then on the next Business Day. If Lender receives funds in a Payment Account at any time at which no Obligations are outstanding or in excess of such outstanding Obligations, Lender shall transfer such funds to Canadian Borrower at such account as Canadian Borrower may direct, provided that Canadian Borrower shall, at Lender’s request, deposit such funds to an account maintained at the bank at which the Payment Accounts are maintained and, prior to such transfer, shall execute and deliver to Lender a cash collateral agreement in form and substance satisfactory to Lender providing to Lender a first priority Lien over such account.

(d)	Except during a Suspension, Canadian Borrower and all of its affiliates, Subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Lender, receive, as the property of Lender, any monies, cheques, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts or the Payment Accounts, or remit the same or cause the same to be remitted, in kind, to Lender. In no event, other than during a Suspension, shall the same be commingled with Canadian Borrower’s own funds. Canadian Borrower agrees to reimburse Lender on demand for any amounts owed or paid to any bank at which a Blocked Account or Payment Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts or the Payment Accounts arising out of Lender’s payments to or indemnification of such bank or person. The obligation of Canadian Borrower to reimburse Lender for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.”

(e)	Section 9.22 (“EBITDA”) of the Loan Agreement is hereby deleted and replaced with the following:

“9.22 EBITDA

Canadian Borrower shall ensure that, on each test date set forth below, EBITDA for SMTC Corporation and its Subsidiaries, calculated on a consolidated basis and in accordance with GAAP, shall not be less than the minimum amounts for the time periods set forth below:

Test Period Date	Time Period	Minimum EBITDA
End of second fiscal quarter of 2004	First and second fiscal quarters 2004	US$	5,000,000

End of third fiscal quarter 2004	First, second and third fiscal quarters 2004	US$	7,500,000

End of fourth fiscal quarter 2004	Fiscal year 2004	US$	10,000,000

End of first fiscal quarter 2005	Consolidated rolling four fiscal quarter basis	US$	6,500,000

End of second fiscal quarter 2005	Consolidated rolling four fiscal quarter basis	US$	5,000,000

End of third fiscal quarter 2005	Consolidated rolling four fiscal quarter basis	US$	5,000,000

End of fourth fiscal quarter 2005	Consolidated rolling four fiscal quarter basis	US$	8,000,000

End of all fiscal quarters thereafter	Consolidated rolling four fiscal quarter basis	US$	11,000,000”

(f)	The Loan Agreement is hereby amended by adding Schedule 6.3 (Form of Cash Dominion and Control Release Notice) attached to this First Amending Agreement to the Loan Agreement as a Schedule.

Section 5 Representations and Warranties

In order to induce Lender to enter into this First Amending Agreement, Canadian Borrower represents and warrants to Lender as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)	the representations and warranties set forth in Section 8 of the Loan Agreement continue to be true and correct as of the date hereof;

(b)	the execution, delivery and performance of this First Amending Agreement and the transactions contemplated hereunder are all within Canadian Borrower’s corporate powers, have been duly authorized and are not in contravention of law or the terms of Canadian Borrower’s certificate of incorporation, by-laws or other organizational documentation, or any indenture, agreement or undertaking to which Canadian Borrower is a party or by which Canadian Borrower or its property is bound. Canadian Borrower has duly executed and delivered this First Amending Agreement. This First Amending Agreement constitutes a legal, valid and binding obligation of Canadian Borrower, enforceable against it by Lender in accordance with its terms;

(c)	no Event of Default exists; and

(d)	Canadian Borrower is in compliance with the covenants contained in Section 6, Section 7 and Section 9 of the Loan Agreement.

Section 6 Conditions Precedent

This First Amending Agreement shall not be effective until each of the following conditions has been met to the satisfaction of Lender or has been waived in writing (in whole or in part) by Lender in its sole discretion:

(a)	Lender has received, in form and substance satisfactory to Lender, an original copy of each of the following documents:

(i)	this First Amending Agreement executed by Canadian Borrower and the other Obligors party hereto;

(ii)	documentation in connection with corporate actions and proceedings which Lender may have requested in connection herewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities;

(iii)	certificate of incumbency executed by Canadian Borrower;

(iv)	all consents, waivers, acknowledgements and other agreements from third parties which Lender may deem necessary or desirable in order to give effect to the provisions or purposes of this First Amending Agreement;

(v)	originals or copies, as determined by Lender, of such other documents and instruments as are reasonably required by Lender, including all other documents listed on the closing agenda relating to the transactions contemplated herein;

(b)	Canadian Borrower has paid all fees, expenses and disbursements, including, without limitation, legal fees and an amendment fee in the amount of US$100,000, incurred by or payable to Lender in connection with this First Amending Agreement;

(c)	all requisite corporate actions and proceedings in connection with this First Amending Agreement shall have been completed;

(d)	no Event of Default exists; and

(e)	no material adverse change shall have occurred with respect to Canadian Borrower or any Obligor since the date of Lender’s latest field examination and no change or event shall have occurred which would have a material adverse effect on Canadian Borrower or any Obligor.

Section 7 Expenses

Canadian Borrower shall pay all fees, expenses and disbursements including, without limitation, legal fees, incurred by or payable to Lender in connection with the preparation, negotiation, completion, execution, delivery and review of this First Amending Agreement and all other documents and instruments arising therefrom and/or executed in connection therewith.

Section 8 Continuance of Loan Agreement and Security

The Loan Agreement, as changed, altered, amended or modified by this First Amending Agreement, shall be and continue in full force and effect and is hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein. It is agreed and confirmed that after giving effect to this First Amending Agreement, all security delivered by Canadian Borrower secures the payment of all of the Obligations including, without limitation, the obligations arising under the Loan Agreement, as amended by the terms of this First Amending Agreement.

Section 9 Counterparts

This First Amending Agreement may be executed in any number of separate original or facsimile counterparts, each of which shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 10 Governing Law

The validity, interpretation and enforcement of this First Amending Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the parties hereto have executed this First Amending Agreement as of the day and year first above written.

LENDER		CANADIAN BORROWER

CONGRESS FINANCIAL CORPORATION (CANADA)		SMTC MANUFACTURING CORPORATION OF CANADA/SOCIETE DE FABRICATION SMTC DU CANADA

By:	/s/ Sophia Ljucovic	By:	/s/ John E. Caldwell
Name:	Sophia Ljucovic	Name:	John E. Caldwell
Title:	Vice President, Loan Officer, Congress Financial Corporation (Canada)	Title:	Chief Executive Officer, SMTC Corporation

Address:		Address:

141 Adelaide Street West, Suite 1500 Toronto, Ontario, M5H 3L9 Fax: (416) 364-6068		635 Hood Road Markham, Ontario, L3R 4N6 Fax No: (905) 479-5326

Each of the undersigned Obligors hereby:

(a)	acknowledges, confirms and agrees that such Obligor’s Financing Agreements (as each of the same may have been amended, modified, supplemented, extended, renewed, restated or replaced) remain in full force and effect as at the date hereof in respect of the Obligations under the Loan Agreement; and

(b)	acknowledges and confirms that such Obligor has received a copy of the Loan Agreement and this First Amending Agreement and understands the terms thereof.

Dated this 10th day of March, 2005.

SMTC NOVA SCOTIA COMPANY		940862 ONTARIO INC.

By:	/s/ John E. Caldwell	By:	/s/ John E. Caldwell
Name:	John E. Caldwell	Name:	John E. Caldwell
Title:	Chief Executive Officer, SMTC Corporation	Title:	Chief Executive Officer, SMTC Corporation

SMTC MANUFACTURING CORPORATION OF CALIFORNIA		SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS

By:	/s/ John E. Caldwell	By:	/s/ John E. Caldwell
Name:	John E. Caldwell	Name:	John E. Caldwell
Title:	Chief Executive Officer, SMTC Corporation	Title:	Chief Executive Officer, SMTC Corporation

SMTC MANUFACTURING CORPORATION OF WISCONSIN		SMTC MEX HOLDINGS, INC.

By:	/s/ John E. Caldwell	By:	/s/ John E. Caldwell
Name: Title:	John E. Caldwell Chief Executive Officer, SMTC Corporation	Name: Title:	John E. Caldwell Chief Executive Officer, SMTC Corporation

SMTC CORPORATION		SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA

By:	/s/ John E. Caldwell	By:	/s/ John E. Caldwell
Name: Title:	John E. Caldwell Chief Executive Officer, SMTC Corporation	Name: Title:	John E. Caldwell Chief Executive Officer, SMTC Corporation

SMTC MANUFACTURING CORPORATION OF TEXAS		HTM HOLDINGS, INC.

By:	/s/ John E. Caldwell	By:	/s/ John E. Caldwell
Name:	John E. Caldwell	Name:	John E. Caldwell
Title:	Chief Executive Officer, SMTC Corporation	Title:	Chief Executive Officer, SMTC Corporation

RADIO COMPONENTES DE MEXICO, S.A. DE C.V.		SMTC DE CHIHUAHUA, S.A. DE C.V.

By:	/s/ John E. Caldwell	By:	/s/ John E. Caldwell
Name:	John E. Caldwell	Name:	John E. Caldwell
Title:	Chief Executive Officer, SMTC Corporation	Title:	Chief Executive Officer, SMTC Corporation

SCHEDULE 6.3

FORM OF CASH DOMINION AND CONTROL RELEASE NOTICE

TO: [BANK]

RE:	Blocked Account Agreement dated [•] (the “Blocked Account Agreement”) between the [Bank], Congress Financial Corporation (Canada), SMTC Manufacturing Corporation of Canada/Societe de Fabrication SMTC du Canada and [other], a copy of which is attached hereto as Exhibit 1

DATE:                      , 200    .

We hereby give you notice that, until you receive further written instructions from us, Sections [NTD: Insert Sections relating to authority to withdraw amounts from Blocked Accounts and automatic transfers from Blocked Accounts to Payment Accounts.] of the Blocked Account Agreement are suspended. All other sections of the Blocked Account Agreement shall continue to be in full force and effect. Please confirm your agreement to the foregoing by executing below and returning an originally signed copy to us at Congress Financial Corporation (Canada), 141 Adelaide Street West, Suite 1500, Toronto, Ontario, M5H 3L9.

CONGRESS FINANCIAL CORPORATION (CANADA)

By:
Name:
Title:

Agreed to this      day of                     , 200    .

[BANK]

By:
Name:
Title:

Exhibit 1

Blocked Account Agreement